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Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of AFP Imaging Corporation (the "Company") on Form 10-K for the year ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Donald Rabinovitch, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of section 13 (a) or 15
         (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


/s/ Donald Rabinovitch


Donald Rabinovitch,
President
(Co-Principal Executive Officer)
September 26, 2002